DEBT AND CREDIT FACILITY	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
DEBT AND CREDIT FACILITY	DEBT AND CREDIT FACILITY

	December 31, 2020	December 31, 2019
2013 Notes	$—	$114,280
2019 Notes	177,582	169,769
Total carrying amount of convertible debt	177,582	284,049
Term Loan	210,000	—
Other	3,088	—
Total carrying amount	$390,670	$284,049
The following is a reconciliation of the changes in the Company's debt balance to cash flows arising from financing activities:

	December 31, 2020	December 31, 2019
Balance, beginning of year (1)	$286,852	$250,729
Financing cash flows:
Interest paid	(12,444)	(9,104)
Redemption of 2013 Notes	(114,994)	(141,982)
Issuance of 2019 Notes	—	164,160
Principal paid on Term Loan	(35,000)	—
Other changes:
Interest expense	19,916	23,049
Redemption of 2013 Notes - converted to equity	(6)	—
Term Loan assumed (Note 4(a))	245,000	—
Issuance of debt	3,088	—
Balance, end of year (1)	392,412	286,852
Less: Accrued interest	(1,742)	(2,803)
Carrying amount, end of year	$390,670	$284,049

Classified as:
Current	$71,025	$114,280
Non-current	319,645	169,769
	$390,670	$284,049
(1)Includes accrued interest presented within accounts payable and accrued liabilities.

(a)Convertible debt

2013 Notes
On March 19, 2019, the Company repurchased $150.0 million of its 2.875% senior convertible notes due 2033 (the "2013 Notes") for a cash payment of $152.2 million. The redemption amount was bifurcated into the debt and equity components of the 2013 Notes purchased. The amount allocated to the debt component was based on the fair value of the debt of $147.4 million, estimated using a discounted cash flow model and a discount rate of 4.95% and the residual of $4.8 million was allocated to equity. The difference of $5.4 million between the fair value and the book value of the redeemed 2013 Notes of $142.0 million was recognized as a loss in the consolidated statements of income along with the related tax recovery of $1.7 million.
14.DEBT AND CREDIT FACILITY (continued)

(a)Convertible debt (continued)

2013 Notes (continued)
Pursuant to the put option under the terms of the 2013 Notes, on January 31, 2020, $49,000 aggregate principal amount of the 2013 Notes was redeemed at the option of the holders, and $4,000 of debt was converted to equity.
Pursuant to the call option under the terms of the 2013 Notes, on March 30, 2020, the Company redeemed all of its remaining outstanding 2013 Notes, consisting of an aggregate principal amount of $115.0 million plus accrued interest of $0.5 million, in exchange for payment of cash of $115.5 million and equity of $2,000.

2019 Notes

On March 19, 2019, the Company issued $230.0 million of 2.50% convertible senior notes due in 2039 (the “2019 Notes”) for net proceeds of $222.9 million after payment of commissions and expenses related to the offering of $7.1 million. The 2019 Notes mature on April 1, 2039 and bear an interest rate of 2.50% per annum, payable semi-annually in arrears on April 1 and October 1 of each year. The 2019 Notes are convertible into the Company's common shares at a fixed conversion rate, subject to certain anti-dilution adjustments. In addition, if certain fundamental changes occur, holders of the 2019 Notes may be entitled to an increased conversion rate. The 2019 Notes are convertible into the Company's common shares at an initial conversion rate of 54.1082 common shares per $1,000 principal amount of 2019 Notes converted, representing an initial conversion price of $18.48 per common share.
Prior to April 1, 2023, the Company may not redeem the 2019 Notes, except in the event of certain changes in Canadian tax law. On or after April 1, 2023 and prior to April 1, 2026, the Company may redeem all or part of the 2019 Notes for cash, but only if the last reported sales price of its common shares for 20 or more trading days in a period of 30 consecutive trading days exceeds 130% of the conversion price in effect on each such trading day. On or after April 1, 2026, the Company may redeem the 2019 Notes in full or in part, for cash.
Holders of the 2019 Notes have the right to require the Company to repurchase all or part of their 2019 Notes on April 1 of each of 2026, 2029 and 2034, or upon certain fundamental corporate changes. The repurchase price will be equal to par plus accrued and unpaid interest.
The proceeds of the 2019 Notes have been bifurcated between their debt and equity components. The fair value of the debt portion of $169.4 million was estimated using a discounted cash flow model method based on an expected life of seven years and a discount rate of 7.5%. The residual of $44.8 million ($60.6 million less deferred tax liability of $15.9 million) was allocated to equity. The transaction costs of the issuance of the 2019 Notes of $7.1 million have been allocated on a pro rata basis with $5.2 million to debt and $1.9 million to equity.

The amount allocated to debt, net of transaction costs, of $164.2 million will be accreted to the face value over the expected life using the effective interest method.

(b)Term Loan

In connection with the acquisition of Alacer (notes 1(a) and 4(a)), the Company assumed a term loan (the "Term Loan"), with a fair value of $245 million as at the date of acquisition, with a syndicate of lenders (BNP Paribas (Suisse) SA, ING Bank NV, Societe Generale Corporate & Investment Banking and UniCredit S.P.A.). The Term Loan bears interest at the London Inter-bank Offered Rate ("LIBOR") plus a fixed interest rate margin in the range of 3.50% to 3.70% depending on the tranche. The Term Loan has no mandatory hedging or cash sweep requirements, no prepayment penalties, and final repayment is scheduled in the fourth quarter of 2023.
14.DEBT AND CREDIT FACILITY (continued)

(b)Term Loan (continued)

In addition to the Term Loan, the Company assumed LIBOR interest rate swap contracts with underlying notional amounts of approximately 37% of the outstanding Term Loan balance as at December 31, 2020 through the duration of the interest rate hedge program, which completes at the end of 2021. The fair value of the interest rate swap contract asset or liability is derived by the difference between the variable LIBOR interest forward rates as compared to a fixed interest rate of 2.86% on the hedged amounts. Changes in the fair values of the interest rate swaps are recognized in the consolidated statements of income.

Restricted cash accounts must be maintained while the Term Loan is outstanding. As at December 31, 2020, the Company held $32.9 million in restricted cash associated with the Term Loan (note 10).

Under the terms of the Term Loan, the Company is required to comply with the following financial covenants:

▪historic and forecast debt service cover ratio greater than or equal to 1.20:1;
▪loan life cover ratio greater than or equal to 1.30:1; and
▪minimum tail reserves as a percentage of total reserves greater than or equal to 30%.

As at December 31, 2020, the Company was in compliance with all applicable covenants related to the Term Loan.

(c)Credit Facility

On August 4, 2015, the Company entered into a $75.0 million senior secured revolving credit facility (the "Credit Facility") with a syndicate of banks. The Credit Facility may be used for reclamation bonding, working capital and other general corporate purposes. During 2017, the Company extended the maturity of the Credit Facility to June 8, 2020, and concurrently reduced applicable margins, increased covenant flexibility and added a $25.0 million accordion feature. On June 3, 2020, the Company amended its existing credit agreement to extend the maturity of the Credit Facility to June 8, 2021. Amounts that are borrowed under the Credit Facility will incur variable interest at LIBOR plus an applicable margin ranging from 2.25% to 3.75% determined based on the Company's net leverage ratio, along with a utilization fee. This Credit Facility may only be used to fund activities of entities that were in the SSR Mining group prior to the acquisition of Alacer.

The Credit Facility also provides for financial letters of credit at 66% of the applicable margin, undrawn fees are subject to a utilization fee of 0.25%, and standby fees are calculated as 25% of the drawn applicable margin plus a utilization fee ranging from 0.25% to 0.75%.

All debts, liabilities and obligations under the Credit Facility are guaranteed by the Company's material subsidiaries and secured by certain of the Company's assets and material subsidiaries, and pledges of the securities of the Company's material subsidiaries, excluding Alacer entities. In connection with the Credit Facility, the Company must also maintain certain net tangible worth and ratios for interest coverage and net leverage. As at December 31, 2020 the Company was in compliance with these covenants.

As at December 31, 2020, the amount outstanding on the Credit Facility, included in accounts payable and accrued liabilities, was $0.7 million (2019 - $0.6 million).